Exhibit 99.14


                                                                  EXECUTION COPY
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                                                               November 17, 2003

CharterMac Capital Company, LLC
625 Madison Avenue
New York, New York 10022

Re:     Lock-Up Agreement
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Ladies and Gentlemen:

        Reference is hereby made to (i) that certain Contribution Agreement, dated as of December 17, 2002 (the "Contribution Agreement"), by and among CharterMac Capital Company, LLC, a Delaware limited liability company ("CCC"), and the contributors named therein, pursuant to which the undersigned will receive special common units of CCC (the "Special Common Units") which are exchangeable for common shares of beneficial interest (the "Common Shares") of CharterMac, a Delaware statutory trust ("CharterMac"), in accordance with that certain Exchange Rights Agreement, dated as of the date hereof, among CCC, CharterMac Corporation, the undersigned and certain other parties thereto (the "Exchange Rights Agreement") and (ii) that certain Special Preferred Voting Shares Purchase Agreement, dated as of November 17, 2003, by and among CharterMac and APH Associates L.P., DLK Associates L.P, Marc Associates, L.P., Related General II, L.P. and SJB Associates L.P., pursuant to which the undersigned will receive special preferred voting shares of beneficial interest of CharterMac (the "Special Preferred Shares" and together with the Special Common Units and the Common Shares, the "Securities").

        Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement.

        In consideration of the agreement by CCC to consummate the transactions contemplated by the Contribution Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, hereby agrees as follows:

1. General. Until November 17, 2004, except as set forth in this Lock-Up Agreement, the undersigned shall not, directly or indirectly, offer to sell, sell, contract to sell, assign, pledge, grant any option to purchase, make any short sale, exchange, encumber or otherwise dispose of ("Transfer") any of the Securities without the prior written consent of CCC, which shall be granted or withheld in the sole discretion of CCC. From November 17, 2004 until November 17, 2005,


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        except as set forth in this Lock-Up Agreement, the undersigned may not
        Transfer more than 20% of the Securities without the prior written consent of CCC, which shall be granted or withheld in the sole discretion of CCC. From November 17, 2005 until November 17, 2006, except as set forth in this Lock-Up Agreement, the undersigned may not Transfer more than 60% of the Securities without the prior written consent of CCC, which shall be granted or withheld in the sole discretion of CCC. From and after November 17, 2006 there shall be no restrictions on Transfer pursuant to this Section 1.

2. Exchange Restrictions. Without the prior written consent of CCC, which shall not be unreasonably withheld, the undersigned shall not exchange any Special Common Units into cash or Common Shares pursuant to the Exchange Rights Agreement (the "Exchange of Special Common Units") until November 17, 2004; provided, however, that the foregoing restriction with respect to the Exchange of Special Common Units shall terminate upon the death of the undersigned and shall not apply to the exchange of Special Common Units following the foreclosure or other exercise of remedies by a pledgee which is an Institutional Lender (as defined below) in accordance with Section 3; provided, further, however, that the consent of CCC shall be deemed reasonably withheld if CCC could reasonably anticipate adverse tax consequences to CCC or CharterMac resulting from granting such consent. Notwithstanding the provisions of
        Section 1 hereof, to the extent the restrictions on the Exchange of Special Common Units have not previously been removed, all such restrictions shall expire after the first anniversary of the date hereof.

3. Permitted Transfers. (a) Notwithstanding the provisions of Sections 1 and 2 hereof, the undersigned may from time to time pledge Securities which are subject to the restrictions on Transfer and/or exchange contained in Sections 1 and 2 in connection with a recourse loan or loans of which the aggregate principal amount, as of the date of any such pledge or any additional advance secured by such pledge, shall not exceed 40% of the Value (as defined below) as of such date of the Securities then subject to pledge. In connection with any permitted pledge, the pledgee shall agree to be bound in writing by the restrictions set forth herein; provided, however, that a pledgee which is an Institutional Lender shall otherwise be entitled and authorized, in connection with any foreclosure in respect of such pledge, to transfer the Securities into its name and sell any Securities to any Person other than an Investor Member (as defined in the Exchange Rights Agreement) or an Affiliate of an Investor Member free of the restrictions of this Lock-Up Agreement. For purposes hereof, "Institutional Lender" means either a financial institution (including, without limitation, a commercial bank, mortgage bank, investment bank, life insurer or pension fund) in the business of making loans and having assets exceeding $25 billion, or any public or private company in the business of making loans to real estate companies and having assets exceeding $1 billion or a subsidiary of such financial institution or such public or


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        private company. For purposes hereof, "Value" means, with respect to a referenced date, the average of the closing market price of the Common Shares for the immediately preceding thirty (30) consecutive trading days. The market price for each such trading day shall be: (i) if the Common Shares are listed or admitted to trading on the New York Stock Exchange (the "NYSE"), the American Stock Exchange ("AMEX"), any national securities exchange or the Nasdaq Stock Market ("Nasdaq"), the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the Common Shares are not listed or admitted to trading on the NYSE, the AMEX, any national securities exchange or the Nasdaq, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by CharterMac; or (iii) if the Common Shares are not listed or admitted to trading on the NYSE, the AMEX, any national securities exchange or the Nasdaq and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by CharterMac, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than thirty (30) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the thirty (30) days prior to the date in question, the Value of the Securities shall be determined by the Independent Trustees (as defined in the Second Amended and Restated Trust Agreement of CharterMac) acting in good faith on the basis of such quotations and other information as they consider, in their reasonable judgment, appropriate.

               (b) The provisions of Sections 1 and 4 shall not apply to a Transfer to a Permitted Transferee, provided that the Permitted Transferee shall furnish to CCC a written agreement to be bound by and comply with the provisions of this Lock-Up Agreement applicable to the transferor.

        As used herein, "Permitted Transferee" shall mean (i) Marc D. Schnitzer (the "Principal"); (ii) any spouse, parent, lineal descendent, parent-in-law, nephew, niece, brother, sister, brother-in-law, sister-in-law, stepchild, son-in-law and daughter-in-law of the Principal or their respective spouses; (iii) any corporation, limited partnership or limited liability company in which all of the shares, partnership interests or membership interests are owned by the Principal and/or the individuals listed in (ii) above; (iv) in case of the death of any of the foregoing individuals, a transfer by will or by the laws of the intestate succession to executors, administrators, testamentary trustees, legatees or beneficiaries; or (v) trusts, the only beneficiaries of which are listed in (i), (ii), (iii); (iv) and/or are charitable organizations.


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               (c) Notwithstanding anything to the contrary in this Lock-Up
        Agreement, the restrictions on Transfers and Exchange of Special Common Units contained in Sections 1 and 2 of this Lock-Up Agreement shall terminate and be of no further force and effect upon the occurrence of either of the following events: (i) termination of the Principal's employment by CCC without Cause (as defined in the Principal's employment agreement dated as of the date hereof (the "Employment Agreement")), (ii) termination of the Principal's employment by the Principal for Good Reason (as defined in the Principal's Employment Agreement) or (iii) the Principal's death or Disability (as defined in the Principal's Employment Agreement).

               (d) Notwithstanding anything to the contrary contained in this Lock-Up Agreement, the restrictions on Transfers and Exchange of Special Common Units contained in this Lock-Up Agreement shall not apply to:

                      (i) any Transfer of Securities effected pursuant to a tender offer or exchange offer made by any Person or Persons (other than Contributor and its Affiliates) recommended by the Board of Trustees of CharterMac and any Exchange of Special Common Units to permit Contributor to participate in such tender; or

                      (ii) any Transfer of Securities effected pursuant to a merger or consolidation in which CharterMac is a constituent company, or pursuant to an exercise of dissenter's rights applicable to any statutory merger or consolidation in which CharterMac is a constituent company, or any Exchange of Special Common Units to permit Contributor to participate in such a transaction; or

                      (iii) any Transfer of Securities or Exchange of Special Common Units following a Change in Control of CharterMac. As used in this Section 3(d)(iii), a "Change in Control" shall be deemed to have occurred if: (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), which is not an Affiliate of CharterMac or CCC is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of CharterMac representing 50.1% or more of the combined voting power of CharterMac's then outstanding securities or becomes the managing member of CCC; (B) any consolidation or merger of CharterMac or CCC with or into any other corporation or other entity or person (other than an Affiliate of CharterMac or CCC) in which the shareholders of CharterMac prior to such consolidation or merger own or owns less than 50.1% of CharterMac's voting power immediately after such consolidation or merger, or in which the managing member of CCC or another Affiliate of CharterMac ceases to be the controlling person of the surviving entity or person (excluding any consolidation or merger effected exclusively to change the domicile of CharterMac or CCC); (C) a sale of all or substantially all of the assets of


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        CharterMac or CCC; or (D) a liquidation or dissolution of CharterMac or
        CCC; provided, that no change in control shall be deemed to occur with respect to any of the above-referenced events involving CCC if after such event Principal continues to be an employee of a company that is an Affiliate of CharterMac and continues to have duties and functions and compensation consistent with those referenced in his Employment Agreement with RCC.

4. Additional Transfer Restrictions. Without the prior written consent of CCC, which shall be granted or withheld in the sole discretion of CCC, the undersigned shall not Transfer any Securities to any Person who holds, or would hold as a result of such Transfer, more than 10% of the Common Shares (or any combination of Securities that, on a fully exchanged basis, would constitute more than 10% of the Common Shares), determined on a fully diluted basis.

5. Stop Transfer Instructions. The undersigned agrees and consents to the entry of stop transfer instructions with CCC and CharterMac's transfer agent and registrar against the Transfer of the Securities except in compliance with the restrictions set forth in this Lock-Up Agreement.

6. Remedies for Breach. The undersigned acknowledges that any Transfer of any Securities in violation of this Lock-Up Agreement shall be null and void. The undersigned acknowledges that it is impossible to measure the damages that will accrue to CCC or CharterMac by reason of a failure of the undersigned to comply with the provisions of this Lock-Up Agreement. Therefore, if CharterMac and/or CCC shall institute any action or proceeding to enforce the provisions hereof, the undersigned agrees that CharterMac and/or CCC shall be entitled to injunctive relief, without the need to prove actual damages and the undersigned waives, and shall not allege as a claim or defense to such action or proceeding that CharterMac and/or CCC has an adequate remedy at law. CharterMac is an intended third-party beneficiary of this Lock-Up Agreement and shall have the right, independently or together with CCC, to enforce any of the provisions hereof.

7. Miscellaneous. The undersigned understands that CCC is relying upon this Lock-Up Agreement in consummating the transactions contemplated in the Contribution Agreement. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. In connection with any Transfer pursuant to this Lock-Up Agreement, the transferee shall enter into such agreements and documentation as required pursuant to the Amended and Restated Operating Agreement of CCC (as amended from time to time).

8. Governing Law. This Lock-Up Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.


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9.      Acknowledgement Agreement. CCC agrees to enter into an agreement with any permitted pledgee of Securities acknowledging the pledge and the rights of the pledgee on terms reasonably requested by the pledgee.

                                Very truly yours,

                                MARC ASSOCIATES L.P.

                                By:  Marc Associates, Inc., its general partner

                                       By: /s/ Marc D. Schnitzer
                                       Name: Marc D. Schnitzer

        The undersigned, being the holder(s) (collectively if more than one, the "Holder") of all of the equity interests (the "Equity Interests") in the above party to the foregoing Lock-Up Agreement (the "Direct Owner"), agree for the benefit of CCC and CharterMac that the Holder will not Transfer or permit any Transfer of the Equity Interests in the Direct Owner in a manner that, by indirect Transfer, would circumvent the purpose and intent of the restrictions on Transfer of Securities set forth in the Lock-Up Agreement.


                                    /s/ Marc D. Schnitzer
                                    ---------------------
                                    Marc D. Schnitzer

Acknowledged and agreed to by:

CharterMac Capital Company, LLC

By:     CharterMac Corporation,
        its Managing Member

        By: /s/ Alan P. Hirmes
            Name: Alan P. Hirmes
            Title: Chief Operating Officer


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